UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2019

INVESTORS BANCORP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36441	46-4702118
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer
Identification No.)

101 JFK Parkway,	Short Hills,	New Jersey	07078
(Address of principal executive offices)			(Zip Code)

Registrant's telephone number, including area code:  (973) 924-5100

Not Applicable
_________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	ISBC	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement
On July 24, 2019, Investors Bancorp, Inc. (“Investors Bancorp” or the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Gold Coast Bancorp, Inc. (“Gold Coast”), pursuant to which Gold Coast will merge with and into Investors Bancorp (the “Merger”) and Gold Coast Bank will merge with and into Investors Bank. Under the terms of the Merger Agreement, the outstanding shares of Gold Coast common stock will convert into the right to receive either (i) $15.75 in cash, (ii) 1.422 shares of Investors Bancorp common stock, or (iii) a combination thereof, provided that, in the aggregate, 50% of the total number of Gold Coast shares issued and outstanding at the time of the Merger will be converted into Investors Bancorp common stock and the remaining shares will be converted into cash. Consideration of $63.6 million will be paid to Gold Coast shareholders, in the aggregate, inclusive of outstanding dilutive securities.

The Merger Agreement includes customary representations and warranties made by Investors Bancorp and Gold Coast, each with respect to its and its subsidiaries’ businesses. Each party has also agreed to customary covenants, including, among others, covenants relating to the conduct of its business during the interim period between the execution of the Merger Agreement and the consummation of the Merger.

The Merger has been unanimously approved by the boards of directors of each of Investors Bancorp, Investors Bank, Gold Coast and Gold Coast Bank, and is expected to close in the first quarter of 2020. The Merger is subject to approval by Gold Coast’s shareholders as well as regulatory approval and other customary closing conditions. The Merger Agreement provides certain termination rights for both Investors Bancorp and Gold Coast and further provides that a termination fee of $1.89 million will be payable by Gold Coast to Investors Bancorp, as applicable, upon termination of the Merger Agreement under certain circumstances.

The directors and executive officers of Gold Coast have agreed to vote their shares in favor of the approval of the Merger Agreement at the shareholders’ meeting to be held to vote on the proposed transaction.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated into this report by reference. The representations, warranties and covenants of each party set forth in the Merger Agreement have been made only for purposes of, and were and are solely for the benefit of the parties to, the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact. In addition, such representations and warranties (1) will not survive consummation of the Merger, unless otherwise specified therein, and (2) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding Investors Bancorp or Gold Coast, their respective affiliates and their respective businesses. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding Investors Bancorp, Gold Coast, their respective affiliates or their respective businesses, that will be contained in, or incorporated by reference into, the registration statement on Form S-4 that will include a proxy statement of Gold Coast and a prospectus of Investors Bancorp, as well as in the Forms 10-K, Forms 10-Q, Forms 8-K and other filings that each of Investors Bancorp and Gold Coast make with the Securities and Exchange Commission (“SEC”) and the Federal Deposit Insurance Corporation (“FDIC”), respectively.

Item 2.02	Results of Operation and Financial Condition.
On July 24, 2019, the Company issued a press release reporting its financial results for the second quarter ended June 30, 2019. A copy of the press release is attached as Exhibit 99.1 to this report and is being furnished to the SEC and shall not be deemed “filed” for any purpose.

Item 7.01	Regulation FD Disclosure.
On July 24, 2019, the Company announced its Board of Directors declared its quarterly cash dividend of $0.11 per share. This announcement was included as part of the press release announcing financial results for the quarter ended June 30, 2019 issued by the Company on July 24, 2019. A copy of the press release is attached as Exhibit 99.1 to this report and is being furnished to the SEC and shall not be deemed “filed” for any purpose.

Item 8.01	Other Events
On July 24, 2019, Investors Bancorp and Gold Coast issued a joint press release announcing the execution of the Merger Agreement. A copy of the joint press release is attached hereto as Exhibit 99.2.

In addition, Investors Bancorp provided supplemental information regarding the proposed transaction in connection with a presentation to analysts and investors on July 25, 2019. A copy of the slides that were made available in connection with the presentation is attached hereto as Exhibit 99.3.

Answers to frequently asked questions relating to the Merger were distributed to Gold Coast employees, customers and shareholders. A copy of the Merger-related frequently asked questions is attached hereto as Exhibit 99.4.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about (i) the benefits of the merger, including future financial and operating results, cost savings and accretion to reported earnings that may be realized from the Merger; (ii) Investors Bancorp’s and Gold Coast’s plans, objectives, expectations and intentions and other statements contained in this Form 8-K that are not historical facts; and (iii) other statements identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates” or words of similar meaning. These forward-looking statements are based upon the current beliefs and expectations of the management of Investors Bancorp and Gold Coast and are subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from the anticipated results discussed in these forward-looking statements.

The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the businesses of Investors Bancorp and Gold Coast may not be combined successfully, or such combination may take longer to accomplish than expected; (2) the cost savings from the Merger may not be fully realized or may take longer to realize than expected; (3) operating costs, customer loss and business disruption following the Merger, including adverse effects on relationships with employees, may be greater than expected; (4) governmental approvals of the Merger may not be obtained, or adverse regulatory conditions may be imposed in connection with governmental approvals of the Merger; (5) the shareholders of Gold Coast may fail to approve the Merger; (6) adverse governmental or regulatory policies may be enacted; (7) the interest rate environment may further compress margins and adversely affect net interest income; (8) the risks associated with adverse changes in asset quality and adverse changes to credit quality; (9) difficulties associated with achieving expected future financial results; (10) competition from other financial services companies in Investors Bancorp’s and Gold Coast’s markets; and (11) the risk of an economic slowdown that would adversely affect credit quality and loan originations. Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in Investors Bancorp’s reports (such as the Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the Securities and Exchange Commission and available at the SEC’s Internet site (http://www.sec.gov). All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to Investors Bancorp or Gold Coast or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Except as required by law, Investors Bancorp and Gold Coast do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statement is made.

Additional Information and Where to Find It

This communication is being made in respect of the proposed Merger involving Investors Bancorp and Gold Coast. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.

In connection with the proposed transaction, Investors Bancorp intends to file a registration statement on Form S-4 with the SEC, which will include a proxy statement of Gold Coast and a prospectus of Investors Bancorp, and Investors Bancorp and Gold Coast will file other documents regarding the proposed transaction with the SEC and the FDIC, as applicable. A definitive proxy statement/prospectus will also be sent to Gold Coast shareholders seeking any required shareholder approvals. Before making any voting or investment decision, investors and security holders of Gold Coast are urged to carefully read the entire registration statement and proxy statement/prospectus, when they become available, as well as any amendments or supplements to these documents, because they will contain important information about the proposed transaction. The documents filed by Investors Bancorp with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, the documents filed by Investors Bancorp may be obtained free of charge at its website at www.investorsbank.com or by contacting Investors Bancorp, Inc., 101 JFK Parkway, Short Hills, New Jersey 07078, Attention: Marianne Wade, telephone 973-924-5100 and the documents filed by Gold Coast may be obtained free of charge at Gold Coast’s website at https://gcbny.com or by contacting Gold Coast Bancorp, Inc., 2929 Expressway Drive North, Islandia, New York 11749, Attention: Catherine Califano, telephone 631-233-8600.

Investors Bancorp, Gold Coast and its directors, executive officers, and certain other persons may be deemed to be participants in the solicitation of proxies from Gold Coast’s shareholders in favor of the approval of the Merger. Information about the directors and executive officers of Investors Bancorp and their ownership of Investors Bancorp common stock is set forth in the proxy statement for Investors Bancorp’s 2019 Annual Meeting of Shareholders, as filed with the SEC in Schedule 14A on April 11, 2019. Shareholders may obtain additional information regarding the interests of such participants by reading the registration statement and the proxy statement/prospectus when they become available. Free copies of this document may be obtained as described in the preceding paragraph.

Item 9.01	Financial Statements and Exhibits

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Not Applicable

(d)	Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger by and among Investors Bancorp, Inc. and Gold Coast Bancorp, Inc. dated as of July 24, 2019.*

99.1	Press release dated July 24, 2019, by Investors Bancorp, Inc., announcing second quarter financial results and cash dividend.

99.2	Joint Press Release dated July 24, 2019.

99.3	Investors Bancorp, Inc. Presentation dated July 25, 2019.

99.4	Gold Coast Merger Frequently Asked Questions.

* Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

INVESTORS BANCORP, INC.

DATE: July 30, 2019	By:	/s/ Sean Burke
Sean Burke
Executive Vice President and Chief Financial Officer